EXHIBIT 32(B)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quaterly Report of Murray United Development Corp. on Form 10-QSB for the period ending October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Anthony Campo, Chairman of the Board and Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:


1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  December 15, 2006

                                           /s/ Anthony Campo
                                           -------------------------------
                                           ANTHONY CAMPO,
                                           Chairman of the Board and Chief
                                           Financial and Accounting Officer